PROSPECTUS
                                            ENCLOSED

                                            Capital
                                            Assets
                                            Funds


                                            Preferred Series




                                            Money Market Portfolio

                                            Capital Assets Funds
                                            Preferred Shares




                                            Cash Reserve Fund

                                            Treasury Series
                                            Tax-Free Series

                              Prospectus

                                          July 25, 2005





                                          Money Market Portfolio

                                          Capital Assets Funds
                                          Preferred Shares

















                                          As with all mutual funds, the
                                          Securities and Exchange Commission
                                          (SEC) does not approve or disapprove
                                          these shares or determine whether the
                                          information in this prospectus is
                                          truthful or complete. It is a criminal
                                          offense for anyone to inform you
                                          otherwise.

--------------------------------------------------------------------------------

Table of Contents

CASH ACCOUNT TRUST

MONEY MARKET PORTFOLIO -- CAPITAL ASSETS FUNDS PREFERRED SHARES


 How the Portfolio Works                    How to Invest in the Portfolio

   3  The Portfolio's Main Investment        13  Policies You Should Know About
      Strategy
                                             18  Understanding Distributions
   5  The Main Risks of Investing in             and Taxes
      the Portfolio

   7  The Portfolio's Performance
      History

   8  How Much Investors Pay

   9  Other Policies and Risks

  10  Who Manages and Oversees
      the Portfolio

  12  Financial Highlights

--------------------------------------------------------------------------------

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.


The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including assetbacked commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Capital Assets Funds Preferred Shares commenced operations on May 23, 2005. In the bar chart and table, the performance figures prior to May 23, 2005 are based on the historical performance of the portfolio's Institutional Money Market Shares, adjusted to reflect the estimated annual operating expenses of Capital Assets Funds Preferred Shares.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2000      6.04
2001      3.76
2002      1.29
2003      0.64
2004      0.84


2005 total return as of June 30: 1.08%

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000            Worst Quarter: 0.13%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------


            1 Year                 5 Years              Since Inception*
--------------------------------------------------------------------------------
             0.84%                  2.49%                    2.85%
--------------------------------------------------------------------------------

* Commencement of operations for Institutional Money Market Shares was on January 22, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. ADP Clearing and Outsourcing Services, Inc., the sole sub-distributor of Capital Assets Funds Preferred Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Capital Assets Funds Preferred Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                 None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                        0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                              0.20
--------------------------------------------------------------------------------
Other Expenses*                                       0.29
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses             0.65
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement**                   0.05
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                       0.60
--------------------------------------------------------------------------------

* Other Expenses are estimated since no Capital Assets Funds Preferred Shares were issued as of the portfolio's fiscal year end. Actual expenses may be different. Other Expenses include costs of shareholder servicing, custody and similar expenses which may vary with portfolio size and other factors.

** Through July 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.60% of average daily net assets.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Capital Assets Funds Preferred Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

       1 Year               3 Years            5 Years            10 Years
--------------------------------------------------------------------------------
         $61                 $203               $357                $806
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:

o The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

--------------------------------------------------------------------------------
Portfolio Name                                   Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                            0.16%
--------------------------------------------------------------------------------

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder ffund's investment advisor has agreed to indemnify the applicable Scudder ffunds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation, or other subjects arising from or related to the pending inquiries. Based on currently available information, the fund's investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

The Capital Assets Funds Preferred Shares of the portfolio commenced operations on May 23, 2005 and therefore no financial information is available for those shares as of the portfolio's fiscal year end. Below are the financial highlights for the portfolio's Institutional Money Market Shares, whose historical performance was used to impute the performance shown for the Capital Assets Funds Preferred Shares on page 9. Information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Institutional Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003        2002       2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .017       .009        .014         .03        .06
--------------------------------------------------------------------------------
Less distributions from    (.017)     (.009)      (.014)       (.03)      (.06)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            1.69        .93        1.45^a      2.85^a     6.32^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of            75        106         110         100        287
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .24        .24         .31         .25        .27
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .24        .24         .25         .23        .25
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     1.69        .92        1.44        2.83       6.25
income (%)
--------------------------------------------------------------------------------

^a Total return would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial institution, you should contact a representative of your financial institution for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Capital Assets Funds Preferred Shares. The portfolio has eight other share classes which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan

The portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Capital Assets Funds Preferred Shares that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, the Capital Assets Funds Preferred Shares pay an annual distribution fee, payable monthly, of 0.20% of the average daily net assets of Capital Assets Funds Preferred Shares. Because 12b-1 fees are paid out of the portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (888) 466-4250.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will be notified.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

There is no investment minimum for Capital Assets Funds Preferred Shares, however, your financial institution may set its own minimum investments.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial consultant for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not offer share certificates.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

                 TOTAL ASSETS - TOTAL
                      LIABILITIES
                ------------------------    = NAV
                  TOTAL NUMBER OF SHARES
                      OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase or redeem portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.

o the portfolio reserves the right at any time to change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

Your dividends will be automatically reinvested in portfolio shares.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is treated the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio prepares detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, ADP Clearing and Outsourcing Services, Inc. or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee.


SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov



SEC File Number:

Cash Account Trust                  811-5970
Money Market Portfolio
(07/25/05)

                                Prospectus




                                          July 25, 2005





                                          Cash Reserve Fund

                                          Treasury Series

                                          Tax-Free Series















                                          Like shares of all mutual funds, these
                                          securities have not been approved or
                                          disapproved by the Securities and
                                          Exchange Commission nor has the
                                          Securities and Exchange Commission
                                          passed upon the accuracy or adequacy
                                          of this prospectus. Any representation
                                          to the contrary is a criminal offense.

--------------------------------------------------------------------------------

Table of Contents

CASH RESERVE FUND, INC.

TREASURY SERIES AND TAX-FREE SERIES


                                Information Concerning
                                All Series

     3  Treasury Series             20  Who Manages and Oversees
                                        the Fund
    11  Tax-Free Series
                                    23  Calculating the Fund's Share
                                        Price

                                    24  Understanding Distributions
                                        and Taxes

                                    26  Buying and Selling Fund
                                        Shares

--------------------------------------------------------------------------------
                                                       ticker symbol     ABGXX

                                                         fund number     247

Cash Reserve Fund -- Treasury Series
--------------------------------------------------------------------------------

Overview of the Treasury Series

Goal: The Treasury Series seeks a high level of current income consistent with liquidity and the preservation of capital.

Core Strategy: The Treasury Series invests in short-term securities issued by the US Treasury. The series offers shares through securities dealers and financial institutions that act as shareholder servicing agents.

Investment Policies and Strategies: The Treasury Series seeks to achieve its goal by investing in US Treasury Securities, maintaining an average maturity of 90 days or less. The Treasury Series attempts to maintain a stable price of $1.00 per share by investing in securities that have remaining maturities of 397 days or less.

Principal Risks of Investing in the Treasury Series

Although the Treasury Series seeks to preserve the value of your investment at $1.00 per share, there are risks associated with investing in the Treasury Series. For example:

o A sharp rise in interest rates could cause the bond market and individual securities in the Treasury Series' portfolio to decline in value. The yield on US Treasury securities is generally less than yields on other taxable investments because Treasury securities are generally viewed as involving minimal credit risk as compared to other taxable investments. The Treasury Series' yield can be expected to decline during periods of falling interest rates.

o  Securities held by the Treasury Series could perform poorly.


Who Should Consider Investing in the Treasury Series

You should consider investing in the Treasury Series if you are seeking income from your investment while striving to minimize the risk of loss of principal and maintaining liquidity.

You should not consider investing in the Treasury Series if you seek long-term capital growth. Although it provides a convenient means of diversifying short-term investments, the Treasury Series by itself does not constitute a balanced investment program.

An investment in the Treasury Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Treasury Series seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the Treasury Series.

Total Returns, After Fees and Expenses


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Treasury Series shares by showing changes in the Treasury Series shares' performance from year to year. The bar chart shows the Treasury Series shares' actual total return for each of the past 10 calendar years. The table shows the Treasury Series shares' average annual return over the last calendar year, last five calendar years and last 10 calendar years.

As of December 31, 2004, the Treasury Series' 7-day yield was 1.27%. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Treasury Series over a seven-day period. This amount is then annualized, which means that we assume the Treasury Series generates the same income every week for a year. The "total return" of the Treasury Series is the change in the value of an investment in the Treasury Series over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Treasury Series over a given period.

Cash Reserve Fund -- Treasury Series

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1995      5.17
1996      4.65
1997      4.68
1998      4.54
1999      4.15
2000      5.48
2001      3.49
2002      1.15
2003      0.47
2004      0.61


2005 Total Return as of June 30: 0.90%


During the periods shown, the Treasury Series' highest return in any calendar quarter was 1.45% (Q4 2000) and its lowest quarterly return was 0.07% (Q1 2004). Total returns for the years 1994, 1995, 2000, 2001, 2002, 2003, 2004 and 2005
(as of June 30, 2005) would have been lower had certain expenses not been reduced. Past performance offers no indication of how the Treasury Series will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns(1) (%) as of 12/31/2004
--------------------------------------------------------------------------------

           1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
            0.61                       2.22                       3.42
--------------------------------------------------------------------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions.

Annual Fund Operating Expenses

(expenses paid from Treasury Series' assets)

The Annual Fund Operating Expenses table describes the fees and expenses that you may pay if you buy and hold Treasury Series shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Management  Fees                                                  0.25%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                          0.25%
--------------------------------------------------------------------------------
Other Expenses (including a 0.07% shareholder servicing           0.20%
fee)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.70%
--------------------------------------------------------------------------------

The example below illustrates the expenses you would have incurred on a $10,000 investment in the Treasury Series. The numbers assume that the Treasury Series earned an annual return of 5% over the periods shown, that the Treasury Series' operating expenses remained the same and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the Treasury Series' expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
                          $72            $224           $390            $871
--------------------------------------------------------------------------------

A Detailed Look at the Treasury Series


Objective

The Treasury Series seeks a high level of current income consistent with liquidity and the preservation of capital by investing in securities issued by the US Treasury.

While the Advisor gives priority to earning income and maintaining the value of the Treasury Series' principal at $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an issuer's creditworthiness changes.


Strategy

The Treasury Series seeks current income by investing in US Treasury securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Treasury Series in response to its outlook for interest rates and the economy. The Treasury Series is managed in accordance with SEC Rule 2a-7 under the 1940 Act. The Treasury Series follows the following policy designed to maintain a stable share price:

o Generally, Treasury Series securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase or have features that reduce their maturities to 397 days or less at the time of purchase.


Principal Investments

While the Treasury Series may invest, to a limited extent, in repurchase agreements, the Advisor expects that under normal market conditions 100% of the Treasury Series will be invested in US Treasury securities. The Treasury Series' investments may include:

o  US Treasury obligations.

o  US government securities that are issued or guaranteed by the US Treasury.

o The Treasury Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series may invest only in nonaffiliated money market mutual funds that maintain an "AAA" rating by a nationally recognized statistical ratings organization.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


Risks

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor's approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Treasury Series' credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Treasury Series' best interest.

Primary risks

There are several risk factors that could reduce the yield you get from the Treasury Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Treasury Series adheres to the following practices:

o The Advisor limits the average maturity of the securities held by the Treasury Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

o The Advisor primarily buys securities with remaining maturities of 397 days (about 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Treasury Series invests in shortterm securities, which by nature are relatively stable investments, the risk remains that the securities in which the Advisor invests will not perform as expected. This could cause the Treasury Series' returns to lag behind those of similar money market funds.

Financial Highlights

The table below provides a picture of the Treasury Series shares' financial performance for the past five fiscal years. Certain information selected reflects financial results for a single share of the series. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Treasury Series, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Treasury Series' financial statements, is included in the series' annual report. The annual report is available free of charge by calling the Service Center at 1-800-621-1048.

Cash Reserve Fund -- Treasury Series

--------------------------------------------------------------------------------
 Years Ended March 31,              2005       2004       2003    2002     2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 1.00     $ 1.00     $ 1.00  $ 1.00   $ 1.00
period
--------------------------------------------------------------------------------
  Net investment income            .0092      .0039      .0098   .0250    .0539
--------------------------------------------------------------------------------
  Less: Distributions from net    (.0092)    (.0039)    (.0098) (.0250)  (.0539)
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period    $ 1.00     $ 1.00     $ 1.00  $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)^a                   .92        .40        .99    2.53     5.53
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period        329,520    376,821    390,982 745,638  866,508
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .70        .68        .67     .64      .61
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .68        .63        .62     .59      .56
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)   .89        .39       1.01    2.47     5.36
--------------------------------------------------------------------------------

^a  Total return would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------
                                                       ticker symbol     ABXXX

                                                         fund number     243

Cash Reserve Fund -- Tax-Free Series
--------------------------------------------------------------------------------

Overview of the Tax-Free Series

Goal: The Tax-Free Series seeks a high level of tax-exempt current income consistent with liquidity and the preservation of capital.

Core Strategy: The Tax-Free Series invests in high quality, short-term municipal securities. The series offers shares through securities dealers and financial institutions that act as shareholder servicing agents.

Investment Policies and Strategies: The Tax-Free Series seeks to achieve its goal by investing in high quality municipal securities, maintaining an average maturity of 90 days or less. The Tax-Free Series attempts to maintain a stable price of $1.00 per share by investing in securities that are valued in US dollars and have remaining maturities of 397 days or less.

Principal Risks of Investing in the Tax-Free Series

Although the Tax-Free Series seeks to preserve the value of your investment at $1.00 per share, there are risks associated with investing in the Tax-Free Series. For example:

o A sharp rise in interest rates could cause the bond market and individual securities in the Tax-Free Series' portfolio to decline in value. The Tax-Free Series' yield can be expected to decline during periods of falling interest rates.

o An issuer's creditworthiness could decline, which in turn may cause the value of that issuer's securities in the Tax-Free Series' portfolio to decline.

o  Securities held by the Tax-Free Series could perform poorly.


Who Should Consider Investing in the Tax-Free Series

You should consider investing in the Tax-Free Series if you are seeking tax-free income from your investment while striving to minimize the risk of loss of principal and maintaining liquidity.

You should not consider investing in the Tax-Free Series if you seek long-term capital growth. Although it provides a convenient means of diversifying short-term investments, the Tax-Free Series by itself does not constitute a balanced investment program.

An investment in the Tax-Free Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Free Series seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the Tax-Free Series.

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Tax-Free Series shares by showing changes in the Tax-Free Series shares' performance from year to year. The bar chart shows the Tax-Free Series shares' actual total return for each of the past 10 calendar years. The table shows the Tax-Free Series shares' average annual return over the last calendar year, last five calendar years and last 10 calendar years.

As of December 31, 2004, the Tax-Free Series' 7-day yield was 1.19% and the Tax-Free Series' 7-day taxable equivalent yield was 1.83%. To learn the current 7-day yield, investors may call the fund's Service Center at 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Tax-Free Series over a seven-day period. This amount is then annualized, which means that we assume the Tax-Free Series generates the same income every week for a year. The 7-day taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund's tax free yield. Yield is the income generated by the Tax-Free Series over a seven-day period. This amount is then annualized, which means that we assume the Tax-Free Series generates the same income every week for a year. The "total return" of the Tax-Free Series is the change in the value of an investment in the Tax-Free Series over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Tax-Free Series over a given period.

Cash Reserve Fund -- Tax-Free Series

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995        3.35
1996        2.89
1997        3.08
1998        2.93
1999        2.63
2000        3.46
2001        2.14
2002        0.84
2003        0.36
2004        0.55

2005 Total Return as of June 30: 0.74%

During the periods shown, the Tax-Free Series' highest return in any calendar quarter was 0.91% (Q4 2000) and its lowest quarterly return was 0.05% (Q3 2003). Past performance offers no indication of how the Tax-Free Series will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns(1) (%) as of 12/31/2004
--------------------------------------------------------------------------------

           1 Year                     5 Years                   10 Years
--------------------------------------------------------------------------------
            0.55                       1.46                       2.22
--------------------------------------------------------------------------------


(1) These figures assume the reinvestment of dividends and capital gains distributions.

Annual Fund Operating Expenses

(expenses paid from Tax-Free Series' assets)

The Annual Fund Operating Expenses table describes the fees and expenses that you may pay if you buy and hold Tax-Free Series shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Management  Fees                                                  0.28%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                          0.25%
--------------------------------------------------------------------------------
Other Expenses (including a 0.07% shareholder servicing           0.18%
fee)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.71%
--------------------------------------------------------------------------------

The example below illustrates the expenses you would have incurred on a $10,000 investment in the Tax-Free Series. The numbers assume that the Tax-Free Series earned an annual return of 5% over the periods shown, that the Tax- Free Series' operating expenses remained the same and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the Tax-Free Series' expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------

Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
                          $73            $227           $395            $883
--------------------------------------------------------------------------------

A Detailed Look at the Tax-Free Series


Objective

The Tax-Free Series seeks a high level of current income exempt from federal income tax as is consistent with liquidity and the preservation of capital by investing in high quality short-term municipal securities.

While the Advisor gives priority to earning tax-free income and maintaining the value of the Tax-Free Series' principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer's creditworthiness changes.


Strategy

The Tax-Free Series seeks tax exempt current income by investing in high quality municipal securities and maintains a dollar-weighted average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Tax-Free Series in response to its outlook for interest rates and the economy. The Tax-Free Series is managed in accordance with SEC Rule 2a-7 under the 1940 Act. The Tax-Free Series follows two policies designed to maintain a stable share price:

o Generally, Tax-Free Series securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The Tax-Free Series may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The Tax-Free Series buys municipal securities and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of comparable quality by the Advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the Advisor.


Principal Investments

While it is the policy of the Tax-Free Series to invest at least 80% of its assets in securities exempt from regular federal income tax, the Advisor expects that under normal market conditions 100% of the Tax-Free Series will be so invested. The Tax-Free Series invests in high quality, short-term, US dollar-denominated municipal securities. The Tax-Free Series' investments may include:

o  Municipal notes and short-term municipal bonds.

o  Variable rate demand notes.

o  Tax-exempt commercial paper.

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Tax-Free Series may invest up to 35% of its net assets in MTRs.

o The Tax-Free Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Tax-Free Series. The Tax-Free Series may invest only in non-affiliated money market mutual funds that maintain an "AAA" rating by a nationally recognized statistical ratings organization.

The Advisor limits exposure to any one issuer.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


Risks

Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor's approaches to contain them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed. If a security no longer meets the Tax-Free Series' credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the Tax-Free Series' best interest.


Primary risks

There are several risk factors that could reduce the yield you get from the Tax-Free Series or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Tax-Free Series adheres to the following practices:

o The Advisor limits the average maturity of the securities held by the Tax-Free Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

o The Advisor primarily buys securities with remaining maturities of 397 days (about 13 months) or less which are less sensitive to interest rate changes than longer-term bonds.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the Tax-Free Series only buys securities determined by the Advisor to be of high quality with minimal credit risk. Also, the Tax-Free Series primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Tax-Free Series invests in shortterm securities, which by nature are relatively stable investments, the risk remains that the securities in which the Advisor invests will not perform as expected. This could cause the Tax-Free Series' returns to lag behind those of similar money market funds.

Special Tax Features. Political or legal actions could change the tax-exempt status of the fund's dividend. Also, to the extent that the Tax-Free Series invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Municipal Trust Receipts Risk. The Tax Free Series' investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Tax-Free Series.

Financial Highlights

The table below provides a picture of the Tax-Free Series shares' financial performance for the past five fiscal years. Certain information selected reflects financial results for a single share of the series. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Tax-Free Series, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Tax-Free Series' financial statements, is included in the series' annual report. The annual report is available free of charge by calling the Service Center at 1-800-621-1048.

Cash Reserve Fund -- Tax-Free Series

----------------------------------------------------------------------------------
 Years Ended March 31,                 2005     2004     2003      2002      2001
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of period $ 1.00   $ 1.00   $ 1.00    $ 1.00    $ 1.00
----------------------------------------------------------------------------------
  Net investment income               .0076    .0031    .0074     .0168     .0333
----------------------------------------------------------------------------------
  Less: Distributions from net       (.0076)  (.0031)  (.0074)   (.0168)   (.0333)
  investment income
----------------------------------------------------------------------------------
Net asset value, end of period       $ 1.00   $ 1.00   $ 1.00    $ 1.00    $ 1.00
----------------------------------------------------------------------------------
Total Return (%)                        .76      .32      .74      1.69      3.38
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period           627,672  650,986  699,983 1,006,613 1,701,940
($ in thousands)
----------------------------------------------------------------------------------
Ratio of expenses (%)                   .71      .70      .67       .65       .64
----------------------------------------------------------------------------------
Ratio of net investment income (%)      .74      .34      .74      1.76      3.31
----------------------------------------------------------------------------------

Information Concerning All Series


Who Manages and Oversees the Fund

The investment advisor

ICCC, with headquarters at One South Street, Baltimore, MD 21202, acts as the investment advisor to each series of Cash Reserve Fund (the "fund"). As investment advisor, ICCC, under the supervision of the Board of Directors, makes each series' investment decisions. It buys and sells securities for each series and conducts the research that leads to the purchase and sale decisions. ICCC is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. ICCC may delegate its duties under the Advisory Agreements and has delegated day-to-day management responsibilities to certain employees of an affiliated investment advisor, subject to continued supervision by ICCC. ICCC received from the fund a fee equal to 0.25% of the Treasury Series' average daily net assets (reflecting the effect of fee waivers or expense reimbursements then in effect) and 0.28% of the Tax-Free Series' average daily net assets for its services in the last fiscal year. ICCC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any series to preserve or enhance the performance of the series. ICCC may provide compensation to securities dealers and financial advisors for distribution, administrative and promotional services.

ICCC provides a full range of investment advisory and administrative services, and as of December 31, 2004, managed approximately $5.4 billion in assets.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation, or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each series of the fund. These investment professionals have a broad range of experience managing money market funds.

Calculating the Fund's Share Price

We calculate the daily price of the fund's shares (also known as the "Net Asset Value" or "NAV") each day the fund is open for business, as of 11:00 a.m. Eastern time for the Treasury Series and as of 12:00 p.m. Eastern time for the Tax-Free Series.

You can find the fund's daily share price for each series in the mutual fund listings of most major newspapers.

The bond markets or other primary trading markets for the fund may close early on the day before certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the fund may also close early. You may call the Service Center at 1-800-621-1048 for additional information about whether the fund will close early before a particular holiday. On days the fund closes early:

o All orders received prior to the fund's close will be processed as of the time the fund's NAV is next calculated.

o Redemption orders received after the fund's close will be processed as of the time the fund's NAV is next calculated.

o Purchase orders received after the fund's close will be processed the next business day.

The fund uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities that it buys. This method writes down the premium -- or marks up the discount -- at a constant rate until maturity. It does not reflect daily fluctuations in market value. The fund's NAV will normally be $1.00 per share.

--------------------------------------------------------------------------------

Generally, the fund is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans' Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The fund may accept purchase or sale orders on days other than the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances, but the "Fed wire" is open, the primary trading markets for the fund's portfolio instruments are open and the fund's management believes there is adequate liquidity.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or distribution for a given period.

The fund's income dividends are declared daily and paid monthly to shareholders. The fund may take into account capital gains and losses in its daily dividend declarations.

The fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

Dividends from the Tax-Free Series are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.

Distribution and shareholder servicing plans

The fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or service agent distribution and other fees for the sale of its shares and for shareholder services. The Treasury and Tax-Free Series each pay a distribution fee equal to 0.25% annually of average daily net assets. Because distribution fees are continuous in nature, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

The fund has adopted a shareholder service plan for the Treasury and Tax-Free Series. Under the terms of each shareholder service plan, the fund will pay the Distributor an annual service fee of 0.07% of both Treasury and Tax-Free Series average daily net assets. The Distributor will use the service fee to pay third parties for services for which they are not otherwise being compensated under the applicable 12b-1 Plan.

Buying and Selling Fund Shares

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are outside those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

To purchase shares

You may buy fund shares through your securities dealer or through any financial institution authorized to act as a financial advisor. Contact them for details on how to enter and pay for your order.

Minimum account investments

---------------------------------------------------------------------
Initial investment                                    $1,500
---------------------------------------------------------------------
Subsequent investments in the same series               $100
---------------------------------------------------------------------

The fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment and Redemption Program. Your securities dealer or financial advisor may have established a special procedure to automatically invest proceeds from the sale of securities and other credit balances in your account in shares of the series you have selected and to redeem shares of the series you own to pay for securities purchases. Contact your securities dealer or financial advisor for details.

To redeem shares

You may redeem the fund's shares through your securities dealer or financial advisor. Contact them for details on how to enter your order and for information as to how you will be paid.

Your securities dealer or financial advisor may require the following documents before redeeming your shares:

o A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

o A signature guarantee, if you are redeeming shares and you request that the check be mailed to an address other than the one on record. A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and you must provide the original guarantee.

o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Redemption price

The price you receive when you redeem shares will be the net asset value per share of the series you are redeeming.


Other redemption information

Redemption by Check. You may establish special check redemption privileges that will allow you to redeem shares of the series you own by writing checks in amounts of $500 or more. These checks may be cashed or deposited in the same way as ordinary bank checks. You may use the same check regardless of which series of the fund you own. You will continue to earn dividends on your shares until the check is presented for payment and the corresponding shares are redeemed. Check redemption information will appear in your account with your securities dealer or service agent. Canceled checks will not be returned to you.

If the amount of your check exceeds the value of the shares of all series you own, the check will be returned to the payee marked "non-sufficient funds." Checks written for amounts less than $500 may also be returned. The fund, in its discretion, will honor such checks but will charge you a servicing fee of $15.

The fund reserves the right to terminate or alter check redemption privileges at any time, to impose a service charge, or to charge you for checks. The fund may also charge you for returned checks and for effecting stop payment orders.

If you are interested in establishing check redemption privileges, contact your securities dealer or financial advisor.

If you paid for your purchase of shares by check, receipt of redemption proceeds will be restricted until your check clears or for a period of up to ten calendar days unless you are using the proceeds to purchase other securities through your securities dealer or financial advisor.

ACH Debit Disclosure. The fund will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In Case of Errors or Questions about Your Transactions or Pre-Authorized Transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

Important information about buying and selling shares

o To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

o We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

o We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application order.

o The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the NAV per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

o If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

o The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

o Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

o You may buy and sell shares of the fund through securities dealers and authorized financial advisors. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by your securities dealer or financial advisor.

o The fund cannot accept cash, money orders, travelers' checks, starter checks, third-party checks, checks issued by credit card companies or internet-based companies, or checks drawn on foreign banks.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o If you redeem sufficient shares to reduce your investment in a series to $500 or less, the fund has the power to redeem the remaining shares after giving you 60 days' notice.

o The fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the fund reserves the right to redeem shares "in-kind," which means that the fund may give you a portion of your redemption in portfolio securities.

o We reserve the right to withdraw or suspend the offering of shares at any time.

o We reserve the right to withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding.

o We reserve the right to reject a new account application if you don't provide any required or requested identifying information, or for other reasons.

o We reserve the right to refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law.

o We reserve the right to close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the NAV per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability.

o We reserve the right to change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund's investment minimum at any time).

o We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

o The fund reserves the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason. In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

o Account statements and fund reports: Generally, your securities dealer or financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. Your securities dealer or financial advisor will send you semiannual and annual reports on the fund's overall performance, its current holdings and its investing strategies.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or Scudder Investments funds.

Notes
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Notes
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Notes
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Notes
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Notes
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Notes
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Notes
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


Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

You can find more detailed information about the fund in the current Statement of Additional Information ("SAI"), dated July 25, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this prospectus. To receive your free copy of the Statement of Additional Information, the annual or semiannual report, or if you have questions about investing in the fund, write to us at: Deutsche Asset Management c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356 or call our toll-free number: 1-800-621-1048. The fund's SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com.

You can find reports and other information about the fund on the EDGAR database on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.








Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808



                                              SEC File Number:
A Member of
Deutsche Asset Management [LOGO]              Cash Reserve Fund, Inc.  811-3196